Exhibit 10.4

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.
SUPPLEMENTAL AGREEMENT NO. 8
to
PURCHASE AGREEMENT NUMBER 04761
between

THE BOEING COMPANY
and
United Airlines, Inc.
Relating to Boeing Model 737 MAX Aircraft
THIS SUPPLEMENTAL AGREEMENT No. 8 (SA-8) , entered into as of September 8, 2021, by and between The Boeing Company, a Delaware corporation, (Boeing) and United Airlines, Inc., a Delaware corporation, (Customer);
WHEREAS, Customer and Boeing entered into Purchase Agreement No. 04761 dated as of the 15th day of May of 2018 as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Model 737 MAX aircraft. This Supplemental Agreement is an amendment to the Purchase Agreement; and
WHEREAS, Customer and Boeing agree to *** 737-*** Aircraft as follows:

Manufacturer Serial Number	***	***
***	***	***
UAL-PA-04761         SA-8, Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

CONFIDENTIAL TREATMENT REQUESTED BY UNITED CONTINENTAL HOLDINGS, INC. AND UNITED AIRLINES, INC.
Supplemental Agreement No. 8 to
Purchase Agreement No. 04761

WHEREAS, Customer and Boeing agree to *** 737-*** Aircraft as follows:

***
WHEREAS, Customer and Boeing agree to revise certain ***.
NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:
1.Table of Contents.
The “Table of Contents” is deleted in its entirety and replaced with the attached “Table of Contents” (identified by “SA-8”).
2.Tables.
2.1.The Table 1 titled “*** 737-*** Aircraft Delivery, Description, Price and ***” is deleted in its entirety and replaced with the attached similarly titled Table 1 (identified by “SA-8”) to reflect the *** 737-*** Aircraft.
2.2.Table 1 titled “*** 737-*** Aircraft Delivery, Description, Price and ***” is deleted in its entirety and replaced with the attached similarly titled Table 1 (identified by “SA-8”) to reflect the *** 737-*** Aircraft.
3.Letter Agreements.
Letter Agreement No. UAL-PA-04761-LA-1801469R2 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04761-LA-1801469R3 titled “***” (identified by “SA-8”) to revise the *** for the 737-*** aircraft.
4.Miscellaneous.
4.1.The following letter agreements are deemed to revise references as follows:

UAL-PA-04761        SA-8, Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

CONFIDENTIAL TREATMENT REQUESTED BY UNITED CONTINENTAL HOLDINGS, INC. AND UNITED AIRLINES, INC.
Supplemental Agreement No. 8 to
Purchase Agreement No. 04761

Description	Original Reference	Replacement Reference
Table 1: 737-*** Aircraft Delivery, Description, Price and *** AND Table 1: *** 737-*** Aircraft Delivery, Description, Price and ***	For each of the referenced Table 1’s, the cited footnote below (incorporated in such Table 1’s) references Letter Agreement UAL-PA-04761-LA-1801469R2: ^ - ***	For each of the referenced Table 1’s, such cited footnote is deemed to reference Letter Agreement UAL-PA-04761-LA-1801469R3 as follows: ^ - ***
Table 1: 737-*** Aircraft Delivery, Description, Price, and ***	For the referenced Table 1, the cited footnote below which is incorporated into such Table 1 references Letter Agreement UAL-PA-04761-LA-1801469R2: ^ - ***
For the referenced Table 1, such cited footnote is deemed to be revised to:
i) reference Letter Agreement UAL-PA-04761-LA-1801469R3, and
ii) revise the reference from “Table 1.1” to “Table 1”.
The effect of such deemed revisions are incorporated as follows:
^ - - ***

Table 1: 737-*** Aircraft Delivery, Description, Price, and *** AND *** 737-*** Aircraft Delivery, Description, Price, and *** AND *** 737-*** Aircraft Delivery, Description, Price, and ***	For each of the referenced Table 1’s, the cited footnote below (incorporated in such Table 1’s) references Letter Agreement UAL-PA-04761-LA-1801469R2: ^ - ***	For each of the referenced Table 1’s, such cited footnote is deemed to reference Letter Agreement UAL-PA-04761-LA-1801469R3 as follows: ^ - ***
Table 2 737-*** Aircraft Delivery, Description, Price, and ***	For the referenced Table 2, the cited footnote below (incorporated in such Table 1’s) references Letter Agreement UAL-PA-04761-LA-1801469R2: ^ - ***	For the referenced Table 2, such cited footnote is deemed to reference Letter Agreement UAL-PA-04761-LA-1801469R3 as follows: ^ - ***
UAL-PA-04761        SA-8, Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

CONFIDENTIAL TREATMENT REQUESTED BY UNITED CONTINENTAL HOLDINGS, INC. AND UNITED AIRLINES, INC.
Supplemental Agreement No. 8 to
Purchase Agreement No. 04761

Attachment A-1 to Letter Agreement 1807022R5 titled “*** Aircraft – 737-***” *** 737-*** Aircraft Delivery, Description, Price and ***	Such Attachment A-1 incorporates the following footnote which references Letter Agreement UAL-PA-04761-LA-1801469R2: ^ - ***	Such cited footnote is deemed to reference Letter Agreement UAL-PA-04761-LA-1801469R3 as follows: ^ - ***
Attachment E to Letter Agreement 1807420R1 titled “Aircraft Model ***” Form of Table 2: 737-*** Aircraft Delivery, Description, Price, and ***	Such Attachment E incorporates the following footnote which references Letter Agreement UAL-PA-04761-LA-1801469R2: ^ - ***	Such cited footnote is deemed to reference Letter Agreement UAL-PA-04761-LA-1801469R3 as follows: ^ - ***
4.2.If Boeing or Customer determines that references described in Section 4 of this Supplemental Agreement No. 8 should be further amended, then Boeing and Customer will work together for a mutually agreeable solution.
The Purchase Agreement will be deemed supplemented to the extent provided herein as of the date hereof and as so supplemented will continue in full force and effect.

The rest of the page is intentionally blank. Signature page follows.

UAL-PA-04761        SA-8, Page 4
BOEING / UNITED AIRLINES, INC. PROPRIETARY

CONFIDENTIAL TREATMENT REQUESTED BY UNITED CONTINENTAL HOLDINGS, INC. AND UNITED AIRLINES, INC.
Supplemental Agreement No. 8 to
Purchase Agreement No. 04761

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.
/s/ Irma L. Krueger	/s/ Ted Davidson
Signature	Signature

Irma L. Krueger	Ted Davidson
Printed Name	Printed Name

Attorney-in-Fact	Vice President - Procurement
Title	Title

UAL-PA-04761        SA-8, Page 5
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
TABLE
1.	737-*** Aircraft Delivery, Description, Price and ***	SA-6 & SA-8§4.1
1.	*** 737-*** Aircraft Delivery, Description, Price and ***	SA-8
1	*** 737-*** Aircraft Delivery, Description, Price and ***	SA-7 & SA-8§4.1
1.	737-*** Aircraft Delivery, Description, Price and ***	SA-5 & SA-8§4.1
1.	*** 737-*** Aircraft Delivery, Description, Price and ***	SA-8
1.	737-*** Aircraft Delivery, Description, Price and ***	SA-5 & SA-8§4.1
1.	*** 737-*** Aircraft Delivery, Description, Price and ***	SA-6 & SA-8§4.1
1.	*** 737-*** Aircraft Delivery, Description, Price and ***	SA-6 & SA-8§4.1
2.	737-*** Aircraft Delivery, Description, Price and ***	SA-7 & SA-8§4.1

UAL-PA-04761    Table of Contents, Page 1 of 5     SA-8
BOEING / UNITED AIRLINES, INC. PROPRIETARY

CONFIDENTIAL TREATMENT REQUESTED BY UNITED CONTINENTAL HOLDINGS, INC. AND UNITED AIRLINES, INC.

TABLE OF CONTENTS, CONTINUED
EXHIBITS		SA NUMBER
A	737-8 Aircraft Configuration	SA-7
A	737-9 Aircraft Configuration	SA-1
A	737-*** Aircraft Configuration	SA-5
A	737-10 Aircraft Configuration	SA-6
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS		SA NUMBER
AE1.	***Airframe and *** Features for the 737MAX Aircraft
BFE1.	BFE Variables 737-8 Aircraft	SA-2
BFE1.	BFE Variables 737-9 Aircraft	SA-1
BFE1.	BFE Variables 737-10 Aircraft	SA-2
EE1.	Engine Warranty and ***
SLP1.	Service Life Policy Components
LETTER AGREEMENTS		SA NUMBER
UAL-PA-04761-LA-1801463R3	*** Matters	SA-6
UAL-PA-04761-LA-1801464	Demonstration Flight Waiver
UAL-PA-04761-LA-1801465R2	Open Matters 737-9 and 737-10 Aircraft	SA-5
UAL-PA-04761-LA-1801466	Seller Purchased Equipment	SA-5
UAL-PA-04761-LA-1801467R4	Special Matters – 737 MAX Aircraft	SA-6
UAL-PA-04761    Table of Contents, Page 2 of 5     SA-8
BOEING / UNITED AIRLINES, INC. PROPRIETARY

CONFIDENTIAL TREATMENT REQUESTED BY UNITED CONTINENTAL HOLDINGS, INC. AND UNITED AIRLINES, INC.

UAL-PA-04761-LA-1801468	***
UAL-PA-04761-LA-1801469R3	***	SA-8
TABLE OF CONTENTS, CONTINUED
LETTER AGREEMENTS		SA NUMBER
UAL-PA-04761-LA-1801470	Privileged and Confidential Matters
UAL-PA-04761-LA-1801471	AGTA Matters
UAL-PA-04761-LA-1801472	Assignment Matters
UAL-PA-04761-LA-1801473	737-10 Aircraft ***
UAL-PA-04761-LA-1801474R1	*** for the 737-10 Aircraft	SA-7
UAL-PA-04761-LA-1801475	Loading of Customer Software
UAL-PA-04761-LA-1801476	Installation of Cabin Systems Equipment
UAL-PA-04761-LA-1801477	Special Customer Support Matters
UAL-PA-04761-LA-1801478R1	Delivery *** Matters	SA-6
UAL-PA-04761-LA-1807022R5	*** Aircraft – 737-***	SA-6 & SA-8§4.1
UAL-PA-04761-LA-1807420R1	737-*** and 737-*** Aircraft Model ***	SA-6 & SA-8§4.1
UAL-PA-04761-LA-1807490R1	737-*** Aircraft and 737-*** Aircraft ***	SA-2
UAL-PA-04761-LA-1900347	737-***	SA-6
UAL-PA-04761-LA-2001831R1	Certain Special Matters	SA-4
UAL-PA-04761-LA-2100095	*** Matters for the 737-*** Aircraft	SA-5
UAL-PA-04761-LA-2100096R1	Certain Special Matters for the 737-*** Aircraft and for the *** 737-*** Aircraft	SA-7
UAL-PA-04761    Table of Contents, Page 3 of 5     SA-8
BOEING / UNITED AIRLINES, INC. PROPRIETARY

CONFIDENTIAL TREATMENT REQUESTED BY UNITED CONTINENTAL HOLDINGS, INC. AND UNITED AIRLINES, INC.

UAL-PA-04761-LA-2100136	Open Matters Relating to *** Model 737-*** Aircraft	SA-5
UAL-PA-04761-LA-2100718R1	Special Matters Relating to *** 737-*** Aircraft	SA-6
TABLE OF CONTENTS, CONTINUED
LETTER AGREEMENTS		SA NUMBER
UAL-PA-04761-LA-2103100	Airline Operational Efficacy Matters	SA-6
UAL-PA-04761-LA-2103236	***	SA-6
UAL-PA-04761    Table of Contents, Page 4 of 5     SA-8
BOEING / UNITED AIRLINES, INC. PROPRIETARY

CONFIDENTIAL TREATMENT REQUESTED BY UNITED CONTINENTAL HOLDINGS, INC. AND UNITED AIRLINES, INC.

SUPPLEMENTAL AGREEMENTS	DATED AS OF
Supplemental Agreement No. 1 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . September 25, 2018
Supplemental Agreement No. 2 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . December 12, 2018
Supplemental Agreement No. 3 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . March 20, 2020
Supplemental Agreement No. 4 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . June 30, 2020
Supplemental Agreement No. 5 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . February 26, 2021
Supplemental Agreement No. 6 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . June 27, 2021
Supplemental Agreement No. 7 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . August 12, 2021
Supplemental Agreement No. 8 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . September 8, 2021

UAL-PA-04761    Table of Contents, Page 5 of 5     SA-8
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Table 1 To Purchase Agreement No. 04761
*** 737-*** Aircraft Delivery, Description, Price and ***
	Airframe Model/MTOW:	737-***	*** pounds	^		Detail Specification:			***	***
	Engine Model/Thrust:	***	*** pounds	+		Airframe Price Base Year/*** Formula:			***	***
	Airframe Price:		$***			Engine Price Base Year/*** Formula:			***	***
	*** Features:		$***
	Sub-Total of Airframe and Features:		$***			Airframe *** Data:
	Engine Price (Per Aircraft):		$***			Base Year Index (ECI):			***
	Aircraft Basic Price (Excluding BFE/SPE):		$***			Base Year Index (CPI):			***
	Buyer Furnished Equipment (BFE) Estimate:		$***
	Seller Purchased Equipment (SPE) Estimate:		$***

	Deposit per Aircraft:		$***

# of Aircraft	*** Delivery Month	***	Manufacturer Serial Number		Actual or Nominal Delivery ****	*** Estimate	*** Per Aircraft (Amts. Due/***. Prior to Delivery):
	Number of	Factor				*** Base	***	***	***	***
	Aircraft	(Airframe)		*** Forecast		Price Per A/P	***%	***%	***%	***%
***	*** ***	***	***	***	***	***	$***	$***	$***	$***
Total:	***
* Nominal *** pursuant to Letter Agreement number UAL-PA-04761-LA-1801465R2 entitled "Open Matters 737-10 Aircraft", as may be subsequently amended.
Note: Serial Numbers above, if any are included, are provided as guidance only and are subject to change until delivery.
^ - ***
+ - ***
Note: ***

UAL-PA-04761 APR: 117225.TXT                                        Incremental 737-8 Aircraft
Boeing / United Airlines, Inc. Proprietary            Table 1, SA-8, Page 1

Table 1 To Purchase Agreement No. 04761
*** 737-*** Aircraft Delivery, Description, Price and ***
	Airframe Model/MTOW:	737-***	*** pounds	^	Detail Specification:			***	4Q11 External Fcst~4Q11 External Fcst - Engines
	Engine Model/Thrust:	***	*** pounds	+	Airframe Price Base Year/*** Formula:			***	***
	Airframe Price:		$***		Engine Price Base Year/*** Formula:			***	***
	*** Features:		$***
	Sub-Total of Airframe and Features:		$***		Airframe *** Data:
	Engine Price (Per Aircraft):		$***		Base Year Index (ECI):			***
	Aircraft Basic Price (Excluding BFE/SPE):		$***		Base Year Index (CPI):			***
	Buyer Furnished Equipment (BFE) Estimate:		$***
	Seller Purchased Equipment (SPE) Estimate:		$***

	Deposit per Aircraft:		$***

# of Aircraft	Delivery Date	***	Manufacturer Serial Number	Actual or Nominal Delivery ****	*** Estimate	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
	Number of	Factor			*** Base	***	***	***	***
	Aircraft	***			Price Per A/P	***%	***%	***%	***%
***	*** ***	***	***	***	$***	$***	$***	$***	$***
Total in this Table:	***
* Nominal delivery ***, pursuant to Letter Agreement number UAL-PA-04761-LA-1801465R2 entitled "Open Matters 737-9 and 737-10 Aircraft", including successors thereof.
Note: Serial Numbers are provided as guidance only and are subject to change.
^ - ***
+ - ***

UAL-PA-04761 APR: 116759                                        ***737-*** Aircraft
Boeing / United Airlines, Inc. Proprietary            Table 1 per SA-8, Page 1

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207
UAL-PA-04761-LA-1801469R3
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    ***
Reference:    Purchase Agreement No. 04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04761-LA-1801469R2.
Subject to the terms, provisions, and conditions described herein, ***
UAL-PA-04761-LA-1801469R3    SA-8
***    Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

1.Customer's ***.
Boeing *** Customer, *** as described in paragraph 3 below, *** for the respective model type. The Effective Date of such *** shall be the date that *** to Customer, unless otherwise mutually agreed to. *** not later than *** after receipt of Customer's ***.
2.***.
At the time of delivery of each Covered Aircraft, or *** after delivery of a Covered Aircraft, ***Customer. Such *** shall be ***, identifying the Covered Aircraft Manufacturer's Serial Number (MSN), the delivery date and the Effective Date of the ***
3.***.
Customer shall *** in accordance with either the *** set forth below, at Customer's option.
***
5.Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.
Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04761-LA-1801469R3    SA-8
***    Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	September 8, 2021

UNITED AIRLINES, INC.

By:	/s/ Ted Davidson

Its:	Vice President – Procurement

UAL-PA-04761-LA-1801469R3    SA-8
***    Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment A to Letter Agreement UAL-PA-04761-LA-1801469R3
Date:    ____________________
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Attention:    Technical Department
Reference:    Letter Agreement UAL-PA-04761-LA-1801469R3 to Purchase Agreement 04761
***
Very truly yours,
THE BOEING COMPANY

By: __________________
Its: __________________

Attachment A to UAL-PA-04761-LA-1801469R3    SA-8
Lease of Additional Gross Weight Provisions    Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment A: to Letter Agreement UAL-PA-04761-LA-1801469R3
***
***

Attachment A to UAL-PA-04761-LA-1801469R3    SA-8
***    Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment B to Letter Agreement UAL-PA-04761-LA-1801469R3
***

Attachment B to UAL-PA-04761-LA-1801469R3    SA-8
***    Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY